Exhibit 99.1

News Release

For: Whitehall Jewellers, Inc.
Contact: John R. Desjardins
Executive Vice President,
Chief Financial Officer
IMMEDIATE RELEASE	TX: 312/762-9751

WHITEHALL JEWELLERS, INC.
REVIEWING NEWCASTLE PARTNERS’ UNSOLICITED TENDER OFFER;
.... ADVISES STOCKHOLDERS TO TAKE NO PRESENT ACTION ....
Chicago, Illinois, December 7, 2005 — Whitehall Jewellers, Inc. (OTC: jwlr.pk; the “Company”) announced that its Board of Directors and management are reviewing the financial and other terms of the unsolicited tender offer made by one of its stockholders, Newcastle Partners, L.P. (“Newcastle”), for all of the outstanding shares of the Company’s common stock for $1.20 net per share, including the conditions thereto such as replacement financing for the bridge term loan and refinancing of or consent under the Company’s senior credit facility. On or before December 16, 2005, the Board of Directors will advise Company stockholders of the Company whether it recommends acceptance or rejection of the tender offer, expresses no opinion and remains neutral toward the tender offer, or is unable to take a position with respect to the tender offer. At such time, the Board of Directors will include the reasons for its position with respect to the tender offer or its inability to take a position.
In the meantime, the Company urges its stockholders to take no action with respect to Newcastle’s tender offer or Newcastle’s proxy solicitation against the Company’s stockholder proposals (relating to the financing arrangements between the Company and investment funds managed by Prentice Capital) until the Company’s Board of Directors has made its recommendation.
Whitehall Jewellers, Inc. is a national specialty retailer of fine jewelry, operating 389 stores in 38 states. The Company has announced that it intends to close a number of stores in the near term. The Company operates stores in regional and super regional shopping malls under the names Whitehall Co. Jewellers, Lundstrom Jewelers and Marks Bros. Jewelers.
In connection with the Company’s solicitation of proxies with respect to the meeting of stockholders to be called with respect to the approval of the reverse stock split, share issuances contemplated under the convertible notes and election of certain directors, the Company will file with the Securities and Exchange Commission (the “SEC”), and will furnish to stockholders of the Company, a proxy statement. Stockholders are advised to read the proxy statement when it is finalized and distributed to stockholders, because it will contain important information. Stockholders will be able to obtain a free-of-charge copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov. Stockholders also will be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Whitehall Jewellers, Inc., 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606, Attention: Investor Relations, Telephone: 312-732-6800 or from the Company’s website, www.whitehalljewellers.com.
For Investor Relations info: inestorrelations@whji.com
Internet Website: www.whitehalljewellers.com

CERTAIN INFORMATION REGARDING PERSONS WHO
MAY BE DEEMED TO BE “PARTICIPANTS”
The Company and certain of its directors, executive officers and other members of management, employees and certain other persons, may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from stockholders of the Company in favor of the actions described above. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in the Company’s proxy statement when it is filed with the SEC. Information regarding certain of these persons and their beneficial ownership of the Company common stock as of June 1, 2005 is also set forth the Schedule 14A filed by the Company on June 8, 2005.
Safe Harbor Statement
This release contains certain forward-looking statements (as such term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) and information relating to the Company that are based on the current beliefs of management of the Company as well as assumptions made by and information currently available to management including statements related to the markets for our products, general trends and trends in our operations or financial results, plans, expectations, estimates and beliefs. In addition, when used in this release, the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict,” “opinion” and similar expressions and their variants, as they relate to the Company or our management, may identify forward-looking statements. Such statements reflect our judgment as of the date of this release with respect to future events, the outcome of which is subject to certain risks, including the factors described below, which may have a significant impact on our business, operating results or financial condition. Investors are cautioned that these forward-looking statements are inherently uncertain. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described herein. The Company undertakes no obligation to update forward-looking statements. The following factors, among others, may impact forward-looking statements contained in this release: (1) a change in economic conditions or the financial markets which negatively impacts the retail sales environment and reduces discretionary spending on goods such as jewelry; (2) reduced levels of mall traffic caused by economic or other factors; (3) increased competition from specialty jewelry retail stores, the Internet and mass merchant discount stores which may adversely impact our sales and gross margin; (4) our ability to execute our business strategy and the related effects on comparable store sales and other results; (5) the extent and results of our store expansion strategy and associated occupancy costs, and access to funds for new store openings and the ability to exit underperforming stores; (6) the high degree of fourth quarter seasonality of our business and the impact on the Company’s sales, profitability and liquidity; (7) the extent and success of our merchandising, marketing and/or promotional programs; (8) personnel costs and the extent to which we are able to retain and attract key personnel; (9) the effects of competition on the Company including merchandise availability, real estate opportunities and retention of personnel; (10) the availability, terms and cost of consumer credit; (11) relationships with suppliers including the timely delivery to the Company of appropriate merchandise on payment and other terms consistent with past practice; (12) our ability to maintain adequate information systems capacity and infrastructure; (13) our continued ability to secure sufficient financing on acceptable terms, including, if an event of default were to occur pursuant to the Company’s revolving loan facility, that the Company may be required to negotiate relief with its lenders or seek new financing with respect to which there may be no assurance that new financing agreements would be available on acceptable terms or at all; (14) our leverage, liquidity, and cost of funds and changes in interest rates that may increase financing costs; (15) our ability to maintain adequate loss prevention measures; (16) fluctuations in raw material prices, including diamond, gem and gold prices; (17) the impact of current or future price reductions on margins and resultant valuation allowances taken on certain merchandise inventory identified from time to time as items which would not be part of the Company’s future merchandise presentation as well as alternative methods of disposition of this merchandise inventory and resulting valuation allowances taken; (18) developments relating to
For Investor Relations info: inestorrelations@whji.com
Internet Website: www.whitehalljewellers.com

settlement of the consolidated Capital Factors actions, the non-prosecution agreement entered into with the United States Attorney’s Office, the SEC investigation, and shareholder and other civil litigation, including the impact of such developments on our results of operations and financial condition and relationship with our lenders or with our vendors; (19) regulation affecting the industry generally, including regulation of marketing practices; and (20) the risk factors identified from time to time in our filings with the SEC.
###